EXHIBIT 99.8

                                  $389,382,000
                                  (Approximate)
                                 GSAMP 2004-NC1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates(1)
---------------------------------------
----------------------- ----------------- ------------ ------------------- ------------ -------------- --------------------
                          Approximate      Expected         Initial         Estimated     Principal
                           Principal        Credit     Pass-Through Rate    Avg. Life      Payment        S&P/ Moody's
     Certificates          Balance(4)       Support           (5)           (yrs) (2)    Window (3)     Expected Ratings
----------------------- ----------------- ------------ ------------------- ------------ -------------- --------------------
A-1                         $202,335,000      21.000%     LIBOR + [ ]%        1.00      05/04 - 06/06        AAA/Aaa
A-2                          $71,264,000      21.000%     LIBOR + [ ]%        3.00      06/06 - 01/09        AAA/Aaa
A-3                          $51,916,000      21.000%     LIBOR + [ ]%        6.35      01/09 - 05/11        AAA/Aaa
M-1                          $27,813,000      14.250%     LIBOR + [ ]%        4.90      09/07 - 05/11        AA/Aa2
M-2                          $23,693,000       8.500%     LIBOR + [ ]%        4.80      07/07 - 05/11         A/A2
M-3                           $7,210,000       6.750%     LIBOR + [ ]%        4.77      06/07 - 05/11         A-/A3
B-1                           $5,151,000       5.500%     LIBOR + [ ]%        4.75      06/07 - 05/11       BBB+/Baa1
Total                       $389,382,000
----------------------- ----------------- ------------ ------------------- ------------ -------------- --------------------

Not Offered Certificates
------------------------
----------------------- ----------------- ------------ ------------------- ------------ -------------- --------------------
B-2                           N/A                N/A          N/A              N/A           N/A               N/A
B-3                           N/A                N/A          N/A              N/A           N/A               N/A
----------------------- ----------------- ------------ ------------------- ------------ -------------- --------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 5 CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Stated Final Maturity Date for the Certificates is the Distribution Date in March 2034.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.


Selected Mortgage Pool Data (6)
-------------------------------
------------------------------------------------------ --------------------- ------------------- --------------------
                                                          Adjustable Rate         Fixed Rate           Aggregate
------------------------------------------------------ --------------------- ------------------- --------------------
Scheduled Principal Balance:                                   $315,194,819         $98,975,882         $414,170,701
Number of Mortgage Loans:                                             1,519                 875                2,394
Average Scheduled Principal Balance:                               $207,502            $113,115             $173,004
Weighted Average Gross Coupon:                                       7.035%              7.188%               7.071%
Weighted Average Net Coupon(7):                                      6.525%              6.678%               6.561%
Weighted Average Original FICO Score:                                   621                 652                  629
Weighted Average Original Combined LTV Ratio(8):                     82.11%              82.02%               82.09%
Weighted Average Stated Remaining Term (months):                        354                 317                  346
Weighted Average Seasoning (months):                                      2                   2                    2
Weighted Average Months to Roll(9):                                      21                 N/A                   21
Weighted Average Gross Margin(9):                                    5.526%                 N/A               5.526%
Weighted Average Initial Rate Cap(9):                                1.585%                 N/A               1.585%
Weighted Average Periodic Rate Cap(9):                               1.585%                 N/A               1.585%
Weighted Average Gross Maximum Lifetime Rate(9):                    14.049%                 N/A              14.049%
------------------------------------------------------ --------------------- ------------------- --------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
(8) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.10% and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing, LP
      ("Litton").

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA04NC1" and on Bloomberg as "GSAMP 04-NC1".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------

Expected Closing Date:              April 29, 2004

Cut-off Date:                       April 1, 2004

Statistical Calculation Date:       March 1, 2004

Expected Pricing Date:              On or before March 26, 2004

First Distribution Date:            May 25, 2004


Key Terms
---------

Offered Certificates:               Class A, Class M, and Class B-1 Certificates

Class A Certificates:               Class A-1, Class A-2, and Class A-3
                                    Certificates

Class M Certificates:               Class M-1, Class M-2, and Class M-3
                                    Certificates

LIBOR Certificates:                 Offered Certificates, Class B-2, and Class
                                    B-3 Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Co-Manager:                         WaMu Capital Corp.

Servicer:                           Litton Loan Servicing, LP

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee:                      50 bps

Trustee Fee:                        1 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the accrual period

Delay Days:                         0 day delay on all Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: 28% CPR
                                    Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

Mortgage Loans:                     The Trust will consist of sub-prime, fixed
                                    rate and adjustable rate, first lien and second lien residential mortgage loans.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 5 CPR:

                                    Initial Gross WAC (1):               7.071%
                                       Less Fees & Expenses (2):         0.510%
                                                                         ------
                                    Net WAC (1):                         6.561%
                                       Less Initial LIBOR Certificate
                                       Coupon (Approx.)(1)(3):           1.420%
                                                                         ------
                                    Initial Excess Spread (1):           5.141%

                                         (1)  This amount will vary on each
                                              distribution date based on changes
                                              to the weighted average interest
                                              rate on the Mortgage Loans as well
                                              as any changes in day count.

                                         (2)  Includes the Servicing Fee and
                                              Trustee Fee.

                                         (3)  Assumes 1-month LIBOR equal to
                                              1.09%, initial marketing spreads
                                              and a 30-day month. This amount
                                              will vary on each distribution
                                              date based on changes to the
                                              weighted average Pass-Through
                                              Rates on the LIBOR Certificates as
                                              well as any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the
                                    Mortgage Loans during the related Prepayment
                                    Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc. will rate all the Offered Certificates

Minimum Denomination:               $25,000 with regard to Class A Certificates,
                                    and $250,000 with regard to the Class M and B Certificates.

Legal Investment:                   It is anticipated that no Offered
                                    Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.10% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in May 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 42.00%.

------------------- -------------------------------- --------------------------
      Class         Initial Subordination Percentage  Step-Down Date Percentage
------------------- -------------------------------- --------------------------
        A                        21.00%                         42.00%
------------------- -------------------------------- --------------------------
       M-1                       14.25%                         28.50%
------------------- -------------------------------- --------------------------
       M-2                       8.50%                          17.00%
------------------- -------------------------------- --------------------------
       M-3                       6.75%                          13.50%
------------------- -------------------------------- --------------------------
       B-1                       5.50%                          11.00%
------------------- -------------------------------- --------------------------
       B-2                       4.35%                          8.70%
------------------- -------------------------------- --------------------------
       B-3                       3.10%                          6.20%
------------------- -------------------------------- --------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------- ---------------------------------------------------------------------------------------
      Distribution Dates                                  Cumulative Realized Loss Percentage
-------------------------------- ---------------------------------------------------------------------------------------
     May 2007 - April 2008                             3.500% for the first month, plus an additional 1/12th of 1.750%
                                          for each month thereafter (e.g., approximately 3.646% in June 2007)
-------------------------------- ---------------------------------------------------------------------------------------
     May 2008 - April 2009           5.250% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 5.375% in June 2008)
-------------------------------- ---------------------------------------------------------------------------------------
     May 2009 - April 2010           6.750% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 6.792% in June 2009)
-------------------------------- ---------------------------------------------------------------------------------------
    May 2010 and thereafter                                              7.250%
-------------------------------- ---------------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing and trustee fee rates (calculated on an actual/360 day count basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) to the Class A-1 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, (2) to the Class A-2 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, and (3) to the Class A-3 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-3 Certificates, their Accrued Certificate Interest,

      (v)   to the Class B-1 Certificates, their Accrued Certificate Interest,

      (vi) to the Class B-2 Certificates, their Accrued Certificate Interest, and

      (vii) to the Class B-3 Certificates, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero,

(b) to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(d) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(e) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(f) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(g) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(h) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero, and

(i) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

      (viii) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in each case up to their respective unpaid remaining, any Basis Risk Carry Forward Amount for such classes

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

Class A Principal Allocation. From and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1, B-2, and B-3 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.50% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

 Product             No Penalty    0-12 Months      13-24 Months    25-36 Months        Total
---------------     -----------    -----------     -------------    ------------     ------------
2/28 LIBOR ARM      $59,205,035     $9,772,222      $220,051,873        $179,604     $289,208,734
IO                   17,986,811              0                 0               0       17,986,811
3/27 LIBOR ARM        2,966,373        187,675                 0       4,845,226        7,999,274
Fixed Rate           12,031,976     18,316,201         8,077,434      60,550,271       98,975,882
---------------     -----------    -----------     -------------    ------------     ------------
TOTAL               $92,190,195    $28,276,098      $228,129,307     $65,575,100     $414,170,701
===============     ===========    ===========     =============    ============     ============

 Product            No Penalty     0-12 Months      13-24 Months    25-36 Months
---------------     -----------    -----------     -------------    ------------
2/28 LIBOR ARM           20.47%         3.38%           76.09%            0.06%
IO                      100.00          0.00             0.00             0.00
3/27 LIBOR ARM           37.08          2.35             0.00            60.57
Fixed Rate               12.16         18.51             8.16            61.18
---------------     -----------    -----------     -------------    ------------
TOTAL                    22.26%         6.83%           55.08%           15.83%
===============     ===========    ===========     =============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on March 22, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

--------------------------------------------------------------------------------------------------------------------------------
                                                  First Dollar of Loss              LIBOR Flat                  0% Return
--------------------------------------------------------------------------------------------------------------------------------
      Class M-1      CDR (%)                                       30.51                       30.98                      32.39
                     Yield (%)                                    3.1615                      2.6055                     0.0121
                     WAL                                            3.66                        3.57                       3.47
                     Modified Duration                              3.49                        3.42                       3.38
                     Principal Window                      Dec07 - Dec07               Nov07 - Nov07              Oct07 - Oct07
                     Principal Writedown               15,126.70 (0.05%)          566,399.66 (2.04%)      3,032,677.25 (10.90%)
                     Total Collat Loss            78,614,469.80 (19.08%)      78,926,034.10 (19.15%)     80,940,119.36 (19.64%)
--------------------------------------------------------------------------------------------------------------------------------
      Class M-2      CDR (%)                                       19.30                       19.84                      20.99
                     Yield (%)                                    4.0048                      2.8838                     0.0100
                     WAL                                            4.49                        4.40                       4.24
                     Modified Duration                              4.15                        4.10                       4.07
                     Principal Window                      Oct08 - Oct08               Sep08 - Sep08              Aug08 - Aug08
                     Principal Writedown               20,278.12 (0.09%)        1,242,835.15 (5.25%)      4,026,459.57 (16.99%)
                     Total Collat Loss            59,105,278.17 (14.34%)      60,054,312.90 (14.57%)     62,394,074.03 (15.14%)
--------------------------------------------------------------------------------------------------------------------------------
      Class M-3      CDR (%)                                       16.50                       16.67                      17.07
                     Yield (%)                                    4.3163                      2.9951                     0.0224
                     WAL                                            4.74                        4.73                       4.61
                     Modified Duration                              4.33                        4.35                       4.32
                     Principal Window                      Jan09 - Jan09               Jan09 - Jan09              Dec08 - Dec08
                     Principal Writedown               14,005.09 (0.19%)          503,648.42 (6.99%)      1,454,700.84 (20.18%)
                     Total Collat Loss            53,023,181.63 (12.87%)      53,464,632.18 (12.98%)     54,197,972.69 (13.15%)
--------------------------------------------------------------------------------------------------------------------------------
      Class B-1      CDR (%)                                       14.64                       14.80                      15.04
                     Yield (%)                                    4.7897                      3.0398                     0.0718
                     WAL                                            4.91                        4.90                       4.85
                     Modified Duration                              4.41                        4.43                       4.47
                     Principal Window                      Mar09 - Mar09               Mar09 - Mar09              Mar09 - Mar09
                     Principal Writedown                3,847.03 (0.07%)          484,224.73 (9.40%)      1,202,485.30 (23.34%)
                     Total Collat Loss            48,605,198.49 (11.80%)      49,042,419.84 (11.90%)     49,694,871.63 (12.06%)
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


Distribution              Distribution              Distribution
    Date      WAC Cap (%)     Date      WAC Cap (%)     Date      WAC Cap (%)
------------ ------------ ------------ ------------ ------------ ------------
    May-04      7.5706        May-08      10.8432       May-12      11.4923
    Jun-04      6.4756        Jun-08      11.9621       Jun-12      11.1195
    Jul-04      6.6009        Jul-08      11.5606       Jul-12      11.4881
    Aug-04      6.8756        Aug-08      11.2111       Aug-12      10.4418
    Sep-04      6.2501        Sep-08      11.2085       Sep-12      11.8799
    Oct-04      7.3656        Oct-08      10.8557       Oct-12      11.4819
    Nov-04      6.4445        Nov-08      11.9759       Nov-12      10.7624
    Dec-04      6.6520        Dec-08      11.2007       Dec-12      11.4779
    Jan-05      7.1105        Jan-09      11.1981       Jan-13      11.4759
    Feb-05      6.6515        Feb-09      11.5865       Feb-13      11.1039
    Mar-05      7.3640        Mar-09      12.4113       Mar-13      12.2915
    Apr-05      6.6513        Apr-09      10.5284       Apr-13      11.1001
    May-05      6.8730        May-09      11.9778       May-13      10.4257
    Jun-05      6.2482        Jun-09      11.5759       Jun-13      12.2854
    Jul-05      7.3639        Jul-09      10.8500       Jul-13      11.4645
    Aug-05      6.6513        Aug-09      11.9697       Aug-13      10.7463
    Sep-05      6.4434        Sep-09      11.1949       Sep-13      11.4609
    Oct-05      7.1100        Oct-09      11.1924       Oct-13      11.4591
    Nov-05      6.6512        Nov-09      11.5629       Nov-13      11.0878
    Dec-05      6.4434        Dec-09      10.5094       Dec-13      11.0861
    Jan-06      7.1106        Jan-10      12.3834       Jan-14      10.7381
    Feb-06      7.1624        Feb-10      11.1825       Feb-14      11.8471
    Mar-06      8.4406        Mar-10      12.3779       Mar-14      12.2684
    Apr-06      8.1487        Apr-10      10.8284       Apr-14      11.0795
    May-06      7.8763        May-10      11.9459
    Jun-06      7.3833        Jun-10      11.1728
    Jul-06      8.1470        Jul-10      11.1704
    Aug-06      8.5890        Aug-10      11.5403
    Sep-06      8.5876        Sep-10      10.4890
    Oct-06      8.8725        Oct-10      12.3594
    Nov-06      8.0646        Nov-10      10.8122
    Dec-06      9.1755        Dec-10      11.1587
    Jan-07      8.8689        Jan-11      11.9258
    Feb-07      9.2733        Feb-11      11.1541
    Mar-07     10.5959        Mar-11      12.3466
    Apr-07      9.8875        Apr-11      11.1495
    May-07      9.8855        May-11      11.5189
    Jun-07      9.5647        Jun-11      10.4696
    Jul-07      9.8822        Jul-11      12.3367
    Aug-07      9.9094        Aug-11      11.1406
    Sep-07     11.2736        Sep-11      10.7904
    Oct-07     10.8953        Oct-11      11.9043
    Nov-07     10.2120        Nov-11      11.1341
    Dec-07     10.8904        Dec-11      10.7841
    Jan-08     10.8883        Jan-12      11.8974
    Feb-08     11.2010        Feb-12      10.4533
    Mar-08     11.9706        Mar-12      12.3177
    Apr-08     11.1956        Apr-12      11.4944



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                     The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                        $414,170,701
Number of Mortgage Loans:                                                  2,394
Average Scheduled Principal Balance:                                    $173,004
Weighted Average Gross Coupon:                                            7.071%
Weighted Average Original FICO Score:                                        629
Weighted Average Original Combined LTV Ratio(2):                          82.09%
Weighted Average Stated Remaining Term (months):                             346
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll(3):                                           21
Weighted Average Gross Margin(3):                                         5.526%
Weighted Average Initial Rate Cap(3):                                     1.585%
Weighted Average Periodic Rate Cap(3):                                    1.585%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.049%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
 Current Principal     Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      Balance            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000               395   $ 13,934,629      3.36%       9.654%       647      $ 35,278      94.59%      59.11%      98.19%
$50,001 - $75,000          204     12,497,608      3.02        8.617        623        61,263      85.95       42.13       90.44
$75,001 - $100,000         202     17,881,868      4.32        7.837        616        88,524      81.86       29.74       89.35
$100,001 - $125,000        203     22,899,942      5.53        7.518        603       112,808      79.12       32.03       92.80
$125,001 - $150,000        212     29,156,591      7.04        7.200        611       137,531      80.53       22.13       91.86
$150,001 - $200,000        342     59,561,679     14.38        7.247        611       174,157      79.98       15.77       91.94
$200,001 - $250,000        252     56,708,878     13.69        7.100        617       225,035      80.95       14.20       94.95
$250,001 - $300,000        202     55,680,129     13.44        6.737        634       275,644      81.02       17.52       92.65
$300,001 - $350,000        157     50,839,522     12.28        6.599        645       323,819      83.52       16.03       96.11
$350,001 - $400,000        104     38,745,936      9.36        6.789        632       372,557      83.69       12.41       94.15
$400,001 & Above           121     56,263,919     13.58        6.332        658       464,991      82.26       12.67       89.87
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Current Rate           Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below              243   $ 69,506,713     16.78%       5.451%       685      $286,036      79.71%      29.53%      93.47%
6.00- 6.49%                282     65,469,926     15.81        6.239        651       232,163      80.18       20.85       91.78
6.50- 6.99%                460     95,784,112     23.13        6.745        642       208,226      81.20       15.89       92.19
7.00- 7.49%                249     48,256,604     11.65        7.231        614       193,802      83.38       12.21       91.89
7.50- 7.99%                313     55,904,457     13.50        7.759        590       178,608      84.73       12.62       92.84
8.00- 8.49%                171     27,163,218      6.56        8.221        571       158,849      82.85       13.38       92.95
8.50- 8.99%                181     22,934,951      5.54        8.723        553       126,712      80.41       18.94       95.42
9.00- 9.49%                 78      7,089,391      1.71        9.213        563        90,890      82.38       20.68       92.77
9.50- 9.99%                207     11,688,664      2.82        9.717        612        56,467      89.90       43.29       98.32
10.00% & Above             210     10,372,665      2.50        10.640       636        49,394      90.77       29.43       99.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                          Distribution by Credit Score

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Credit Score            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
740 & Above                 88   $ 21,211,605      5.12%       5.932%       760      $241,041      82.28%       9.76%      83.40%
720-739                     75     13,802,262      3.33        6.590        729       184,030      85.60       24.41       89.90
700-719                    115     23,169,573      5.59        6.272        708       201,475      83.05       15.71       90.80
680-699                    195     35,548,319      8.58        6.674        690       182,299      85.89       13.49       87.81
660-679                    334     58,470,614     14.12        6.739        669       175,062      84.11       15.84       89.08
640-659                    330     49,639,648     11.99        6.944        650       150,423      84.18       19.40       92.66
620-639                    252     43,036,185     10.39        6.811        629       170,779      84.96       27.81       92.90
600-619                    201     32,543,883      7.86        7.061        610       161,910      82.71       25.99       96.18
580-599                    125     16,170,079      3.90        7.159        590       129,361      82.81       50.58       97.87
560-579                    173     31,229,424      7.54        7.414        569       180,517      78.51       17.16       96.89
540-559                    191     34,846,585      8.41        7.747        549       182,443      78.74       19.84       96.13
520-539                    200     35,096,459      8.47        8.103        530       175,482      77.64       15.09       99.74
500-519                    115     19,406,063      4.69        8.558        510       168,748      71.65        4.90       96.82
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                           Distribution by Lien Status

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Lien Status             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
First Liens              1,954   $395,985,372     95.61%       6.940%       627      $202,654      81.29%      17.89%      92.66%
Second Liens               440     18,185,329      4.39        9.924        665        41,330      99.38       49.77      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Original Combined LTV

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
    Original           Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Combined LTV           Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below              25   $  2,760,528      0.67%       7.217%       606      $110,421      31.36%      21.69%      94.58%
40.01 - 50.00%              35      5,693,845      1.37        7.016        614       162,681      45.78       17.00       95.95
50.01 - 60.00%              62     10,944,741      2.64        6.998        609       176,528      55.78       11.01       86.52
60.01 - 70.00%             188     38,554,255      9.31        7.072        595       205,076      66.65       14.86       96.62
70.01 - 80.00%             643    124,925,843     30.16        6.769        626       194,286      78.29       14.28       93.31
80.01 - 85.00%             451     88,447,893     21.36        7.113        608       196,115      84.46       22.67       84.11
85.01 - 90.00%             404     89,362,769     21.58        6.793        649       221,195      89.59       19.26       96.07
90.01 - 95.00%             114     25,427,026      6.14        7.218        657       223,044      94.78       29.34      100.00
95.01 - 100.00%            472     28,053,800      6.77        9.062        673        59,436      99.96       31.47      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                          Distribution by Documentation

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
    Documentation        Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation     1,677   $329,401,498     79.53%       7.074%       629      $196,423      81.54%       0.00%      91.92%
Full Documentation         678     79,894,595     19.29        7.026        626       117,839      84.01      100.00       97.16
Limited Documentation       39      4,874,607      1.18        7.643        621       124,990      87.70        0.00       96.29
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                          Distribution by Loan Purpose

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
   Loan Purpose          Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance        1,366   $256,525,794     61.94%       7.092%       611      $187,793      79.71%      22.36%      94.54%
Purchase                   896    137,295,691     33.15        7.036        660       153,232      86.75       12.74       90.62
Refinance                  132     20,349,216      4.91        7.053        634       154,161      80.64       24.75       89.20
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                        Distribution by Occupancy Status

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Occupancy Status       Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,235   $385,087,917     92.98%       7.087%       626      $172,299      82.21%      20.16%     100.00%
Non-Owner Occupied         141     24,749,178      5.98        7.060        664       175,526      80.94        7.36        0.00
Second Home                 18      4,333,606      1.05        5.728        678       240,756      78.16       10.38        0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
   Property            Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
     Type                Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Single
Family                   2,056   $347,244,477     83.84%       7.079%       624      $168,893      81.82%      20.11%      94.76%
2-4 Unit                   200     48,053,294     11.60        7.010        655       240,266      83.21       13.72       81.79
Condo                      138     18,872,929      4.56        7.087        642       136,760      84.21       18.30       88.63
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                              Distribution by State

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      State              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
California (Southern)      494   $107,819,081     26.03%       6.861%       631      $218,257      81.09%      16.25%      92.05%
California (Northern)      337     78,699,927     19.00        6.681        650       233,531      82.46       13.21       94.40
New York                   149     38,335,664      9.26        6.775        622       257,286      78.86       20.46       99.08
Florida                    173     22,714,030      5.48        7.386        599       131,295      82.69       22.17       92.39
Massachusetts               66     15,733,747      3.80        7.210        622       238,390      79.45        6.37       82.51
Washington                 101     14,004,750      3.38        7.220        626       138,661      82.99       26.18       91.79
Illinois                    77     12,656,662      3.06        7.403        627       164,372      81.23       21.64       96.43
Texas                      117     10,748,364      2.60        7.916        607        91,866      79.75       33.36       96.35
Colorado                    75      9,716,962      2.35        7.183        637       129,559      84.88       22.50       84.23
Hawaii                      33      8,351,563      2.02        6.441        661       253,078      79.88       25.80       78.66
Connecticut                 36      8,078,739      1.95        7.158        624       224,409      82.12       20.17      100.00
Others                     736     87,311,214     21.08        7.569        618       118,629      84.88       25.36       93.17
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                            Distribution by Zip Code

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Zip Codes              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
06902                        7   $  1,891,670      0.46%       7.031%       616      $270,239      79.26%       0.00%     100.00%
95687                        7      1,764,604      0.43        7.163        591       252,086      79.16       21.38      100.00
94591                        6      1,647,543      0.40        5.876        676       274,591      83.74       26.56      100.00
94531                        5      1,585,835      0.38        6.903        661       317,167      88.79       20.78      100.00
11208                        5      1,474,572      0.36        6.647        659       294,914      84.89        0.00      100.00
94602                        3      1,440,319      0.35        6.301        628       480,106      78.61        0.00      100.00
95758                        6      1,428,042      0.34        7.332        593       238,007      83.14       25.51      100.00
94541                        5      1,412,882      0.34        6.602        666       282,576      89.76       20.34      100.00
92688                        3      1,396,065      0.34        5.946        624       465,355      84.07       33.62       69.37
11717                        6      1,395,268      0.34        6.597        633       232,545      87.61       17.31      100.00
Others                   2,341    398,733,900     96.27        7.087        628       170,326      82.03       19.41       92.81
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                Pct. Of                                          Weighted
    Remaining                                   Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
    Months To          Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
    Maturity             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months              94   $  9,010,458      2.18%       6.998%       643      $ 95,856      76.61%      50.96%      96.90%
181 - 240 Months           425     19,643,016      4.74        9.405        661        46,219      95.44       49.56      100.00
241 - 360 Months         1,875    385,517,227     93.08        6.954        627       205,609      81.54       17.01       92.53
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
===================================================================================================================================


                        Distribution by Amortization Type

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
   Amortization        Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
       Type              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                 1,434   $289,208,734     69.83%       7.193%       614      $201,680      82.13%       9.26%      92.23%
1 Month LIBOR IO            49     17,986,811      4.34        4.719        722       367,078      81.13       17.83       85.80
3/27 ARM                    36      7,999,274      1.93        6.530        652       222,202      83.47       13.17       91.71
Fixed                      875     98,975,882     23.90        7.188        652       113,115      82.02       49.35       96.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                          Distribution by Periodic Cap

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Periodic Cap            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
1.00                         4   $    587,881      0.14%       6.833%       629      $146,970      86.73%      31.88%     100.00%
1.50                     1,466    296,620,127     71.62        7.175        615       202,333      82.16        9.32       92.20
3.00                        49     17,986,811      4.34        4.719        722       367,078      81.13       17.83       85.80
N/A                        875     98,975,882     23.90        7.188        652       113,115      82.02       49.35       96.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                      Distribution by Months to Rate Reset

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
  Months To            Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Rate Reset             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
1-12                        49   $ 17,986,811      4.34%       4.719%       722      $367,078      81.13%      17.83%      85.80%
13-24                    1,434    289,208,734     69.83        7.193        614       201,680      82.13        9.26       92.23
25-36                       36      7,999,274      1.93        6.530        652       222,202      83.47       13.17       91.71
N/A                        875     98,975,882     23.90        7.188        652       113,115      82.02       49.35       96.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
  Life Maximum         Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      Rate               Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below             182   $ 53,592,607     12.94%       5.374%       688      $294,465      81.13%      17.12%      91.54%
13.00-13.49%               190     45,439,483     10.97        6.225        654       239,155      81.99        7.48       93.52
13.50-13.99%               298     65,693,503     15.86        6.752        643       220,448      82.95        5.44       89.74
14.00-14.49%               196     41,106,520      9.93        7.236        607       209,727      83.06        6.53       90.61
14.50-14.99%               272     50,815,194     12.27        7.769        585       186,821      84.64        9.71       92.43
15.00-15.49%               153     25,625,575      6.19        8.221        569       167,487      82.58       11.37       92.53
15.50-15.99%               125     20,227,015      4.88        8.716        541       161,816      78.33       10.54       94.81
16.00% & Above             103     12,694,922      3.07        9.737        536       123,252      74.22       17.62       93.67
N/A                        875     98,975,882     23.90        7.188        652       113,115      82.02       49.35       96.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================


                             Distribution by Margin

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
     Margin              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               54   $ 19,228,928      4.64%       4.808%       720      $356,091      81.35%      16.68%      84.09%
5.00- 5.49%                375     79,246,311     19.13        6.848        628       211,324      83.10       10.66       92.85
5.50- 5.99%                829    173,799,515     41.96        7.089        621       209,650      83.39        6.54       91.28
6.00- 6.49%                173     29,389,347      7.10        7.866        571       169,881      77.38       15.55       93.95
6.50- 6.99%                 76     12,449,262      3.01        8.655        549       163,806      71.77       24.88       99.71
7.00% & Above               12      1,081,454      0.26        10.362       566        90,121      65.51       34.11      100.00
N/A                        875     98,975,882     23.90        7.188        652       113,115      82.02       49.35       96.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,394   $414,170,701    100.00%       7.071%       629      $173,004      82.09%      19.29%      92.98%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                                        $315,194,819
Number of Mortgage Loans:                                                  1,519
Average Scheduled Principal Balance:                                    $207,502
Weighted Average Gross Coupon:                                            7.035%
Weighted Average Original FICO Score:                                        621
Weighted Average Original Combined LTV Ratio(2):                          82.11%
Weighted Average Stated Remaining Term (months):                             354
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll(3):                                           21
Weighted Average Gross Margin(3):                                         5.526%
Weighted Average Initial Rate Cap(3):                                     1.585%
Weighted Average Periodic Rate Cap(3):                                    1.585%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.049%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
 Current Principal     Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      Balance            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                32   $  1,398,958      0.44%       8.919%       589      $ 43,717      74.60%      35.77%      81.92%
$50,001 - $75,000           90      5,711,219      1.81        8.257        580        63,458      80.48       28.89       82.49
$75,001 - $100,000         131     11,648,563      3.70        7.758        598        88,920      78.75       15.53       85.03
$100,001 - $125,000        154     17,412,944      5.52        7.677        591       113,071      78.81       25.36       91.11
$125,001 - $150,000        166     22,880,825      7.26        7.315        602       137,836      80.92       11.49       90.83
$150,001 - $200,000        281     48,883,104     15.51        7.380        601       173,961      80.65        9.79       91.18
$200,001 - $250,000        200     44,885,330     14.24        7.237        609       224,427      81.63        6.89       94.10
$250,001 - $300,000        147     40,597,840     12.88        6.846        627       276,176      81.28        6.90       90.55
$300,001 - $350,000        131     42,376,922     13.44        6.661        645       323,488      84.62        8.48       96.91
$350,001 - $400,000         86     32,120,027     10.19        6.886        624       373,489      84.42        6.92       92.94
$400,001 & Above           101     47,279,087     15.00        6.329        658       468,110      84.01        7.52       90.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                          Distribution by Current Rate

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Current Rate           Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below              179   $ 53,074,614     16.84%       5.362%       688      $296,506      81.05%      16.94%      91.45%
6.00- 6.49%                191     45,770,070     14.52        6.226        654       239,634      82.05        7.42       93.57
6.50- 6.99%                300     65,880,908     20.90        6.753        643       219,603      82.96        5.71       89.77
7.00- 7.49%                196     41,106,520     13.04        7.236        607       209,727      83.06        6.53       90.61
7.50- 7.99%                271     50,745,306     16.10        7.767        586       187,252      84.66        9.73       92.42
8.00- 8.49%                153     25,625,575      8.13        8.222        569       167,487      82.58       11.37       92.53
8.50- 8.99%                126     20,296,903      6.44        8.716        541       161,087      78.30       10.50       94.83
9.00- 9.49%                 43      5,564,784      1.77        9.213        539       129,414      78.37        8.87       90.78
9.50- 9.99%                 35      4,555,039      1.45        9.705        530       130,144      74.30       22.68       95.68
10.00% & Above              25      2,575,099      0.82        10.924       542       103,004      65.13       27.60       96.37
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Credit Score            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
740 & Above                 65   $ 17,705,486      5.62%       5.760%       760      $272,392      83.42%       6.50%      81.03%
720-739                     36      9,006,915      2.86        6.277        729       250,192      87.88        8.61       87.40
700-719                     60     16,423,116      5.21        5.916        708       273,719      84.11        7.93       88.09
680-699                    100     24,779,053      7.86        6.409        690       247,791      86.15        3.08       83.89
660-679                    173     41,183,112     13.07        6.478        669       238,053      84.83        6.36       87.18
640-659                    148     32,253,557     10.23        6.734        650       217,929      84.44        5.18       89.37
620-639                    132     28,768,164      9.13        6.728        629       217,941      85.95       11.67       89.65
600-619                    113     21,932,994      6.96        7.027        610       194,097      83.01        8.00       96.37
580-599                     57      9,650,901      3.06        7.133        590       169,314      84.01       35.39      100.00
560-579                    149     27,566,482      8.75        7.463        569       185,010      79.21       11.81       96.47
540-559                    173     31,565,845     10.01        7.835        548       182,462      78.82       15.47       96.55
520-539                    198     34,953,131     11.09        8.101        530       176,531      77.62       14.74       99.74
500-519                    115     19,406,063      6.16        8.558        510       168,748      71.65        4.90       96.82
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                           Distribution by Lien Status

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Lien Status             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
First Liens              1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                      Distribution by Original Combined LTV

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
    Original           Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Combined LTV           Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below              17   $  1,733,257      0.55%       7.558%       588      $101,956      29.65%      13.84%      91.36%
40.01 - 50.00%              17      2,983,237      0.95        7.796        551       175,485      45.91        0.00      100.00
50.01 - 60.00%              40      7,543,054      2.39        7.283        583       188,576      55.90        0.66       83.74
60.01 - 70.00%             134     26,019,895      8.26        7.422        572       194,178      67.17        5.23       96.23
70.01 - 80.00%             509    102,538,989     32.53        6.813        621       201,452      78.48        6.77       93.42
80.01 - 85.00%             377     73,853,896     23.43        7.243        601       195,899      84.59       15.31       82.30
85.01 - 90.00%             298     69,143,391     21.94        6.805        649       232,025      89.67       10.47       94.92
90.01 - 95.00%              85     21,145,032      6.71        7.140        659       248,765      94.80       18.53      100.00
95.01 - 100.00%             42     10,234,068      3.25        7.603        685       243,668     100.00        0.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                          Distribution by Documentation

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
    Documentation        Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation     1,314   $281,667,255     89.36%       7.036%       624      $214,359      81.85%       0.00%      91.41%
Full Documentation         192     31,052,452      9.85        6.970        602       161,732      84.29      100.00       95.77
Limited Documentation       13      2,475,112      0.79        7.651        580       190,393      84.68        0.00       92.70
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
   Loan Purpose          Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance          925   $188,664,199     59.86%       7.222%       599      $203,961      80.18%      11.19%      93.74%
Purchase                   508    112,749,731     35.77        6.693        658       221,948      85.31        6.51       88.99
Refinance                   86     13,780,889      4.37        7.260        622       160,243      82.33       18.81       89.28
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                        Distribution by Occupancy Status

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Occupancy Status       Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,377   $289,499,342     91.85%       7.045%       617      $210,239      82.16%      10.27%     100.00%
Non-Owner Occupied         124     21,361,871      6.78        7.156        665       172,273      82.21        4.04        0.00
Second Home                 18      4,333,606      1.37        5.728        678       240,756      78.16       10.38        0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                          Distribution by Property Type

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
   Property            Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
     Type                Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Single Family            1,300   $263,844,081     83.71%       7.050%       617      $202,957      81.78%      10.18%      93.88%
2-4 Unit                   138     36,508,982     11.58        7.018        648       264,558      84.28        7.94       79.69
Condo                       81     14,841,756      4.71        6.798        642       183,232      82.61        8.80       85.54
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                              Distribution by State

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      State              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
California (Southern)      326   $ 81,748,783     25.94%       6.877%       624      $250,763      81.49%       5.88%      90.35%
California (Northern)      238     65,521,310     20.79        6.552        646       275,300      82.59        7.44       94.80
New York                    83     22,538,005      7.15        6.972        601       271,542      80.60        4.05       98.44
Florida                    108     16,125,586      5.12        7.489        586       149,311      82.08        8.65       89.29
Massachusetts               52     13,657,495      4.33        7.167        617       262,644      79.84        3.93       80.46
Illinois                    64     11,440,248      3.63        7.399        624       178,754      80.93       13.87       96.06
Washington                  44      9,709,637      3.08        6.962        612       220,674      80.67        9.47       92.00
Colorado                    42      7,970,534      2.53        6.851        634       189,775      82.70       13.89       82.05
Texas                       57      6,455,482      2.05        8.242        590       113,254      78.51       12.26       93.93
Connecticut                 24      5,871,644      1.86        7.307        617       244,652      81.93       10.34      100.00
Nevada                      31      5,764,631      1.83        7.719        588       185,956      82.08       10.39       89.66
Others                     450     68,391,463     21.70        7.348        616       151,981      84.05       18.89       91.22
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Zip Codes              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
06902                        7   $  1,891,670      0.60%       7.031%       616      $270,239      79.26%       0.00%     100.00%
94591                        5      1,588,710      0.50        5.741        676       317,742      83.14       27.54      100.00
94602                        3      1,440,319      0.46        6.301        628       480,106      78.61        0.00      100.00
92688                        3      1,396,065      0.44        5.946        624       465,355      84.07       33.62       69.37
95758                        5      1,362,283      0.43        7.164        587       272,457      82.33       21.92      100.00
95687                        5      1,293,536      0.41        7.143        580       258,707      74.49        0.00      100.00
95023                        4      1,274,112      0.40        6.861        597       318,528      80.39        0.00      100.00
92691                        4      1,260,410      0.40        7.006        616       315,103      88.16        0.00      100.00
92881                        3      1,219,233      0.39        6.383        655       406,411      83.71        0.00      100.00
95111                        4      1,179,721      0.37        6.383        687       294,930      88.20        0.00      100.00
Others                   1,476    301,288,760     95.59        7.055        621       204,125      82.11        9.91       91.61
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                Pct. Of                                          Weighted
    Remaining                                   Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
    Months To          Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
    Maturity             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months         1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                        Distribution by Amortization Type

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
   Amortization        Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
       Type              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                 1,434   $289,208,734     91.76%       7.193%       614      $201,680      82.13%       9.26%      92.23%
1 MO LIBOR                  49     17,986,811      5.71        4.719        722       367,078      81.13       17.83       85.80
3/27 ARM                    36      7,999,274      2.54        6.530        652       222,202      83.47       13.17       91.71
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                          Distribution by Periodic Cap

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Periodic Cap            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
1.00m                        4   $    587,881      0.19%       6.833%       629      $146,970      86.73%      31.88%     100.00%
1.50m                    1,466    296,620,127     94.11        7.175        615       202,333      82.16        9.32       92.20
3.00m                       49     17,986,811      5.71        4.719        722       367,078      81.13       17.83       85.80
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
  Months To            Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Rate Reset             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
1-12                        49   $ 17,986,811      5.71%       4.719%       722      $367,078      81.13%      17.83%      85.80%
13-24                    1,434    289,208,734     91.76        7.193        614       201,680      82.13        9.26       92.23
25-36                       36      7,999,274      2.54        6.530        652       222,202      83.47       13.17       91.71
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                        Distribution by Life Maximum Rate

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
  Life Maximum         Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      Rate               Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below             182   $ 53,592,607     17.00%       5.374%       688      $294,465      81.13%      17.12%      91.54%
13.00-13.49%               190     45,439,483     14.42        6.225        654       239,155      81.99        7.48       93.52
13.50-13.99%               298     65,693,503     20.84        6.752        643       220,448      82.95        5.44       89.74
14.00-14.49%               196     41,106,520     13.04        7.236        607       209,727      83.06        6.53       90.61
14.50-14.99%               272     50,815,194     16.12        7.769        585       186,821      84.64        9.71       92.43
15.00-15.49%               153     25,625,575      8.13        8.221        569       167,487      82.58       11.37       92.53
15.50-15.99%               125     20,227,015      6.42        8.716        541       161,816      78.33       10.54       94.81
16.00% & Above             103     12,694,922      4.03        9.737        536       123,252      74.22       17.62       93.67
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================


                             Distribution by Margin

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
     Margin              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               54   $ 19,228,928      6.10%       4.808%       720      $356,091      81.35%      16.68%      84.09%
5.00- 5.49%                375     79,246,311     25.14        6.848        628       211,324      83.10       10.66       92.85
5.50- 5.99%                829    173,799,515     55.14        7.089        621       209,650      83.39        6.54       91.28
6.00- 6.49%                173     29,389,347      9.32        7.866        571       169,881      77.38       15.55       93.95
6.50- 6.99%                 76     12,449,262      3.95        8.655        549       163,806      71.77       24.88       99.71
7.00% & Above               12      1,081,454      0.34        10.362       566        90,121      65.51       34.11      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,519   $315,194,819    100.00%       7.035%       621      $207,502      82.11%       9.85%      91.85%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                         $98,975,882
Number of Mortgage Loans:                                                    875
Average Scheduled Principal Balance:                                   $113,1158
Weighted Average Gross Coupon:                                            7.188%
Weighted Average Original FICO Score:                                        652
Weighted Average Original Combined LTV Ratio(2):                          82.02%
Weighted Average Stated Remaining Term (months):                             317
Weighted Average Seasoning (months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.


                    Distribution by Current Principal Balance

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
 Current Principal     Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      Balance            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000               363   $ 12,535,671     12.67%       9.736%       654      $ 34,534      96.82%      61.72%     100.00%
$50,001 - $75,000          114      6,786,389      6.86        8.920        659        59,530      90.55       53.28       97.14
$75,001 - $100,000          71      6,233,304      6.30        7.984        649        87,793      87.66       56.30       97.44
$100,001 - $125,000         49      5,486,997      5.54        7.014        641       111,980      80.09       53.21       98.14
$125,001 - $150,000         46      6,275,766      6.34        6.783        644       136,430      79.13       60.93       95.64
$150,001 - $200,000         61     10,678,575     10.79        6.638        653       175,059      76.94       43.16       95.37
$200,001 - $250,000         52     11,823,549     11.95        6.580        647       227,376      78.38       41.96       98.17
$250,001 - $300,000         55     15,082,289     15.24        6.446        651       274,223      80.32       46.10       98.29
$300,001 - $350,000         26      8,462,600      8.55        6.285        644       325,485      78.01       53.81       92.13
$350,001 - $400,000         18      6,625,910      6.69        6.324        667       368,106      80.10       38.99      100.00
$400,001 & Above            20      8,984,832      9.08        6.350        659       449,242      73.09       39.80       88.61
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                          Distribution by Current Rate

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Current Rate           Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below               64   $ 16,432,099     16.60%       5.737%       676      $256,752      75.39%      70.20%     100.00%
6.00- 6.49%                 91     19,699,856     19.90        6.268        646       216,482      75.84       52.03       87.64
6.50- 6.99%                160     29,903,204     30.21        6.727        641       186,895      77.31       38.30       97.51
7.00- 7.49%                 53      7,150,084      7.22        7.205        652       134,907      85.24       44.89       99.27
7.50- 7.99%                 42      5,159,151      5.21        7.672        635       122,837      85.43       41.06       96.97
8.00- 8.49%                 18      1,537,643      1.55        8.217        601        85,425      87.30       46.89      100.00
8.50- 8.99%                 55      2,638,048      2.67        8.772        648        47,965      96.63       83.91      100.00
9.00- 9.49%                 35      1,524,606      1.54        9.211        648        43,560      97.04       63.78      100.00
9.50- 9.99%                172      7,133,626      7.21        9.724        664        41,475      99.85       56.45      100.00
10.00% & Above             185      7,797,565      7.88        10.546       668        42,149      99.24       30.03      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Credit Score            Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
740 & Above                 23   $  3,506,119      3.54%       6.802%       765      $152,440      76.52%      26.24%      95.40%
720-739                     39      4,795,347      4.84        7.177        727       122,958      81.33       54.11       94.60
700-719                     55      6,746,457      6.82        7.136        708       122,663      80.47       34.67       97.39
680-699                     95     10,769,266     10.88        7.284        690       113,361      85.28       37.45       96.82
660-679                    161     17,287,503     17.47        7.361        669       107,376      82.39       38.41       93.60
640-659                    182     17,386,091     17.57        7.334        650        95,528      83.70       45.78       98.75
620-639                    120     14,268,021     14.42        6.979        629       118,900      82.96       60.34       99.46
600-619                     88     10,610,889     10.72        7.131        609       120,578      82.10       63.19       95.78
580-599                     68      6,519,179      6.59        7.199        589        95,870      81.02       73.06       94.72
560-579                     24      3,662,943      3.70        7.044        570       152,623      73.24       57.43      100.00
540-559                     18      3,280,741      3.31        6.895        555       182,263      77.99       61.94       92.13
520-539                      2        143,328      0.14        8.560        529        71,664      83.02      100.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                           Distribution by Lien Status

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
 Lien Status             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
First Liens                435   $ 80,790,554     81.63%       6.572%       649      $185,725      78.11%      49.25%      95.81%
Second Liens               440     18,185,329     18.37        9.924        665        41,330      99.38       49.77      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                      Distribution by Original Combined LTV

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
    Original           Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Combined LTV           Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               8   $  1,027,270      1.04%       6.642%       637      $128,409      34.23%      34.93%     100.00%
40.01 - 50.00%              18      2,710,608      2.74        6.158        683       150,589      45.62       35.72       91.49
50.01 - 60.00%              22      3,401,688      3.44        6.366        667       154,622      55.50       33.95       92.69
60.01 - 70.00%              54     12,534,360     12.66        6.346        643       232,118      65.57       34.85       97.44
70.01 - 80.00%             134     22,386,854     22.62        6.564        648       167,066      77.43       48.68       92.81
80.01 - 85.00%              74     14,593,997     14.75        6.457        645       197,216      83.82       59.93       93.31
85.01 - 90.00%             106     20,219,378     20.43        6.755        649       190,749      89.30       49.34      100.00
90.01 - 95.00%              29      4,281,995      4.33        7.604        648       147,655      94.70       82.77      100.00
95.01 - 100.00%            430     17,819,733     18.00        9.899        665        41,441      99.94       49.54      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                          Distribution by Documentation

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
    Documentation        Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation         486   $ 48,842,143     49.35%       7.062%       642      $100,498      83.84%     100.00%      98.04%
Stated Documentation       363     47,734,243     48.23        7.295        661       131,499      79.72        0.00       94.91
Limited Documentation       26      2,399,496      2.42        7.635        664        92,288      90.82        0.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
   Loan Purpose          Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance          441   $ 67,861,595     68.56%       6.729%       645      $153,881      78.40%      53.42%      96.76%
Purchase                   388     24,545,960     24.80        8.608        668        63,263      93.34       41.35       98.09
Refinance                   46      6,568,327      6.64        6.618        658       142,790      77.10       37.21       89.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                        Distribution by Occupancy Status

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Occupancy Status       Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             858   $ 95,588,576     96.58%       7.214%       651      $111,409      82.34%      50.09%     100.00%
Non-Owner Occupied          17      3,387,307      3.42        6.450        657       199,253      72.97       28.31        0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                          Distribution by Property Type

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
   Property            Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
     Type                Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
Single Family              756   $ 83,400,396     84.26%       7.169%       648      $110,318      81.93%      51.56%      97.54%
2-4 Unit                    62     11,544,313     11.66        6.987        677       186,199      79.82       32.00       88.44
Condo                       57      4,031,174      4.07        8.152        644        70,722      90.11       53.29      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                              Distribution by State

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
      State              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
California (Southern)      168   $ 26,070,298     26.34%       6.812%       654      $155,180      79.85%      48.77%      97.39%
New York                    66     15,797,658     15.96        6.495        651       239,358      76.39       43.88      100.00
California (Northern)       99     13,178,617     13.31        7.325        668       133,117      81.85       41.89       92.38
Florida                     65      6,588,444      6.66        7.133        630       101,361      84.17       55.27      100.00
Hawaii                      21      4,529,458      4.58        6.759        657       215,688      76.43       27.23       86.78
Washington                  57      4,295,113      4.34        7.802        657        75,353      88.23       63.96       91.30
Texas                       60      4,292,881      4.34        7.425        632        71,548      81.61       65.08      100.00
Connecticut                 12      2,207,095      2.23        6.763        642       183,925      82.61       46.30      100.00
Massachusetts               14      2,076,253      2.10        7.488        661       148,304      76.91       22.43       95.98
Oregon                      36      1,890,101      1.91        8.048        663        52,503      90.54       45.39       81.48
Ohio                        15      1,875,350      1.89        6.988        627       125,023      80.69       65.59      100.00
Others                     262     16,174,614     16.34        8.218        648        61,735      90.03       59.87       98.17
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                Pct. Of                                          Weighted
                                                Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
                       Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
  Zip Codes              Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
11563                        4   $  1,067,465      1.08%       5.883%       640      $266,866      70.07%      83.55%     100.00%
96706                        7      1,040,132      1.05        6.937        650       148,590      89.47       41.90      100.00
93905                        4        943,799      0.95        6.722        623       235,950      84.85        0.00       72.64
96734                        2        848,336      0.86        6.432        673       424,168      52.16        0.00      100.00
92377                        4        784,643      0.79        6.406        580       196,161      79.32       73.22      100.00
94547                        2        753,066      0.76        5.942        712       376,533      74.60       47.05      100.00
11717                        3        746,448      0.75        6.680        633       248,816      88.36       32.36      100.00
92117                        2        721,899      0.73        6.581        568       360,950      78.04       52.30       52.30
91331                        4        712,657      0.72        6.410        668       178,164      79.52        7.98      100.00
93033                        2        687,927      0.70        6.848        579       343,964      85.94        0.00      100.00
Others                     841     90,669,508     91.61        7.253        653       107,812      82.38       50.63       96.93
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                Pct. Of                                          Weighted
    Remaining                                   Pool By     Weighted     Weighted       Avg.    Avg. Orig.                 Pct.
    Months To          Number Of   Principal   Principal   Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full    Owner
    Maturity             Loans      Balance     Balance      Coupon        FICO       Balance      LTV       Loan Doc    Occupied
----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months              94   $  9,010,458      9.10%       6.998%       643      $ 95,856      76.61%      50.96%      96.90%
181 - 240 Months           425     19,643,016     19.85        9.405        661        46,219      95.44       49.56      100.00
241 - 360 Months           356     70,322,408     71.05        6.593        650       197,535      78.97       49.08       95.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      875   $ 98,975,882    100.00%       7.188%       652      $113,115      82.02%      49.35%      96.58%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.